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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 25, 2004

                       CHASE MORTGAGE FINANCE CORPORATION
      ---------------------------------------------------------------------
                           (Exact name of registrant)

              Delaware                      333-110968          52-1495132
-----------------------------   ------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)


               343 Thornall Street, Edison, NJ                       08837
               -----------------------------------------------    -----------
               (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:              (732) 205-0600



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Item 5.  Other Events:


         On or about February 25, 2004, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2004-S1 and Series 2004-S2 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

               Exhibits       Description
               ----------     --------------

               20.1 Monthly Reports with respect to the February 25, 2004 distribution


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 4, 2004

                                            JPMorgan Chase Bank (f/k/a
                                            "The Chase Manhattan
                                            Bank"), As Paying Agent, on
                                            behalf of Chase Mortgage
                                            Finance Corp.


                                            By:  /s/ Andrew M. Cooper
                                            -----------------------------------
                                            Name: Andrew M. Cooper
                                            Title: Assistant Vice President



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                                INDEX TO EXHIBITS
                                ----------------------------

Exhibit No.                     Description
---------------                 -----------------
20.1                            Monthly Reports with respect to the distribution
                                to certificateholders on February 25, 2004.